SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 25, 2013

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 20, 2013, Met-Pro Corporation (the “Company”) entered into a memorandum of understanding (the “MOU”) regarding the settlement of a putative class action captioned Gold v. De Hont, et al, pending in the United States District Court for the Eastern District of Pennsylvania related to, among other things, the Agreement and Plan of Merger, dated April 21, 2013, between the Company and CECO Environmental Corp.

On July 25, 2013, the Company issued a press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, announcing the execution of the MOU.

Item 9.01   Financial Statements and Exhibits.

A copy of the press release dated July 25, 2013 is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 25, 2013	MET-PRO CORPORATION

By: /s/ Raymond De Hont
Raymond De Hont
Chief Executive Officer and President